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                                                                   EXHIBIT 99.1

                        PENN TREATY AMERICAN CORPORATION

 THE COMPANY IS INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

       THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND CHARLOTTE, NC

                                                            SUBSCRIPTION
SUBSCRIPTION PRICE:                                         CERTIFICATE FOR
$2.40 PER SHARE                                             _______________
PTAR __________                                             RIGHTS
EXPIRATION DATE:                                            SEE REVERSE FOR
MAY 25, 2001 5:00 P.M.                                CERTAIN DEFINITIONS
                                                            CUSIP 707874 11 1
THIS CERTIFIES THAT




IS THE HOLDER OF                                                  RIGHTS

            The terms and conditions of the offering are set forth in a prospectus supplement dated April 25, 2001 to a Prospectus dated November 15, 2000 (the "Prospectus Supplement") and are incorporated herein by reference. Copies of the Prospectus Supplement are available upon request from First Union National Bank (the "Subscription Agent"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Prospectus Supplement.

            Unless guaranteed delivery procedures are utilized, this Rights Certificate, together with payment in full, must be received by the Subscription Agent by 5:00 p.m., Eastern Time, on May 25, 2001, unless extended by the Company (the "Expiration Date").

            The Rights represented by this Rights Certificate, in whole or in part, may be (A) exercised by duly completing Section 1 or (B) transferred, or exercised or sold through a bank or broker, by duly completing Section 2. Before exercising or selling Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus Supplement and Instructions as to Use of Rights Certificates (the "Instructions"), additional copies of which are available from the Subscription Agent. IMPORTANT: Complete the appropriate section and, if applicable, delivery instructions and sign on reverse side.

            The registered holder of Rights whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, one share of common stock, $.10 par value per share, of the Company (the "Company Stock") for each Right evidenced hereby, upon the terms and subject to the conditions set forth in the Prospectus Supplement and the Instructions. Shares subscribed for shall be delivered as soon as practicable after the Expiration Date.

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            The terms and conditions of the offering may be modified and the offering may be cancelled by the Company at any time. If the offering is cancelled, the Rights will be of no value.

Dated:

PENN TREATY AMERICAN CORPORATION

By

/s/ Irving Levit

CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER AND PRESIDENT

By

/s/ Cameron B. Waiter

CHIEF FINANCIAL OFFICER

[SEAL]

COUNTERSIGNED:

FIRST UNION NATIONAL BANK
(CHARLOTTE, NC)
SUBSCRIPTION AGENT

BY



AUTHORIZED OFFICER


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                        PENN TREATY AMERICAN CORPORATION

                          RETURN TO SUBSCRIPTION AGENT:
                            First Union National Bank
                      1525 West W.T. Harris Boulevard, 3C3
                      Charlotte, North Carolina 28262-1153
            ATTENTION: CORPORATE ACTIONS, CORPORATE TRUST OPERATIONS

            This Rights certificate is transferable and may be combined or divided (but only into Rights Certificates evidencing a whole number of Rights) at the office of the Subscription Agent.

            Rights Holders should be aware that if they choose to exercise or transfer less than all of the Rights evidenced hereby, a new Rights Certificate may not be received in sufficient time to exercise or transfer the remaining Rights evidenced thereby. Neither the Company nor the Subscription Agent shall have any liability to a Transferee of Rights if Rights Certificates are not received in time for exercise or sale prior to the Expiration Date.

              AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE

SECTION 1 - EXERCISE AND SUBSCRIPTION. The undersigned hereby irrevocably exercises one or more Rights to subscribe for underlying shares of Common Stock as indicated below on the terms and subject to the conditions specified in the Prospectus Supplement, receipt of which is hereby acknowledged.

      1. Number of Underlying Shares of Common
         Stock subscribed for pursuant to the Basic
         Subscription Privilege(1)                    (a) ___________________

      2. Number of Underlying Shares of Common
         Stock subscribed for pursuant to the
         Oversubscription Privilege:                  (b) ___________________

      3. Total Underlying Shares of Common Stock
         (sum of lines (a) and (b)):                  (c) ___________________

      4. Total Subscription Price (total number
         of Underlying Shares of Common Stock
         subscribed for pursuant to both the Basic
         Subscription Privilege and the Oversubscription
         Privilege multiplied by the Subscription
         Price of $2.40):                             (d) ___________________

----------
(1) To exercise the Oversubscription Privilege, the undersigned must exercise all Rights pursuant to the Basic Subscription Privilege.


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5.    Method of Payment (check and complete appropriate box(es))

            / / Check or money order in the amount of $__________ payable to First Union National Bank, Subscription Agent.

            / / Wire transfer in the amount of $__________ directed to First Union National Bank, ABA Routing No.0530-00219, Account No. 5000000016439:
Reference Penn Treaty American Corporation and name of registered owner.

SECTION 2 - TO TRANSFER YOUR RIGHTS CERTIFICATE OR SOME OR ALL OF YOUR UNEXERCISED RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER.

      For value received, __________ Rights represented by this Rights Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full)

Name ___________________________________________________________________________
                              (Please Print)

Address ________________________________________________________________________
                              (Include Zip Code)

Tax Identification or Social Security Number ___________________________________

Deliver to the undersigned a new Rights Certificate evidencing remaining Rights to which the undersigned is entitled.

SECTION 3 - SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS. Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver certificates for Common Stock to the undersigned at the address appearing on the face of this Rights Certificate.

SPECIAL ISSUANCE INSTRUCTIONS. (See paragraph 7 of the Instructions). To be completed ONLY if the certificates representing the Common Stock are to be issued in the name of someone other than the registered holder.

Issue and mail to:

Name ___________________________________________________________________________
                              (Please Print)

Address ________________________________________________________________________
                              (Include Zip Code)

Tax Identification or Social Security Number ___________________________________

SPECIAL DELIVERY INSTRUCTIONS. (See paragraph 7 of the Instructions). To be completed ONLY if the certificates representing the Common Stock are to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Rights Certificate.

Mail and deliver to:
Name ___________________________________________________________________________
                              (Please Print)


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Address ________________________________________________________________________
                              (Include Zip Code)

                                    IMPORTANT

                            RIGHTS HOLDERS SIGN HERE

                     _______________________________________

                     _______________________________________
                     (Signature(s) of Registered Holder(s))

                   Dated: _____________________________, 2001

Name ___________________________________________________________________________
                              (Please Print)
Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number _____________________/___________________________
                                    (Home)            (Business)

Tax Identification or Social Security Number ___________________________________

                               SIGNATURE GUARANTEE

                   (To be executed if Section 2 is completed.
                       See paragraph 7 of Instructions.)

            --------------------------------------------------------
      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





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